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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2023

SCIPLAY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-38889	83-2692460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $.001 per share	SCPL	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒   Emerging growth company

☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer and Appointment of Interim Chief Financial Officer

James Bombassei departed as Chief Financial Officer and Secretary of the SciPlay Corporation (the “Company”) effective as of February 18, 2023. Daniel O’Quinn, 42, the Company’s Vice President, Finance, will serve as Interim Chief Financial Officer and Secretary of the Company, as well as the Company’s principal accounting officer, effective immediately.

Mr. O’Quinn has served as Vice President, Finance at the Company since December 2022 and from March 2021 to August 2021. Mr. O’Quinn previously served as Interim Chief Financial Officer and Secretary from August 2021 to December 2022. Prior to March 2021, Mr. O’Quinn was the Senior Director of Finance and Accounting and the Director of Accounting at the Company. Prior to joining the Company in August 2018, Mr. O’Quinn was the Controller of Extended Business Lines at Learfield, a collegiate sports media and technology company, from September 2014 to August 2018. Mr. O’Quinn also has experience serving with Commercial Metals Company and KPMG. Mr. O’Quinn is a CPA and holds a BBA in Accounting from Texas State University.

In connection with his appointment, Mr. O’Quinn will receive the following additional compensation: (i) $50,000 cash (the “Cash Bonus Amount”), with 50% payable immediately and 50% payable six months following Mr. O’Quinn’s appointment; (ii) a $100,000 cash retention bonus payable in two equal installments at the time the Company files its quarterly report for the third fiscal quarter of 2023 and its annual report for fiscal year 2023; and (iii) for fiscal year 2023 only, (A) an increase in Mr. O’Quinn’s target bonus opportunity to 75% of his base salary, (B) an increase in Mr. O’Quinn’s target award under the Company’s Senior Executive Incentive Plan to 200% of his base salary and (C) an increase in Mr. O’Quinn’s target long-term incentive award to 75% of his base salary; provided that all such target amounts will be calculated by including the Cash Bonus Amount in Mr. O’Quinn’s 2023 base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2023	SCIPLAY CORPORATION

	By:	/s/ Joshua J. Wilson
		Name:	Joshua J. Wilson
		Title:	Chief Executive Officer